Exhibit 10.2

AMENDMENT NO. 4 TO SALE AND SERVICING AGREEMENT

This Amendment No. 4 to Sale and Servicing Agreement, dated as of May 24, 2023 (this “Amendment”) is by and among Horizon Funding I, LLC, a Delaware limited liability company, as issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, a Delaware limited liability company, as the seller (the “Seller”) and as the originator (the “Originator”), Horizon Technology Finance Corporation, a Delaware corporation, as the servicer (the “Servicer”) and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association (“U.S. Bank”), not in its individual capacity but as the indenture trustee (the “Trustee”), and U.S. Bank National Association not in its individual capacity but as the backup servicer (the “Backup Servicer”), not in its individual capacity but as the custodian (the “Custodian”), not in its individual capacity but as the lockbox bank (the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (the “Securities Intermediary”). Each of the Issuer, the Originator, the Servicer, the Trustee, the Backup Servicer, the Lockbox Bank and the Securities Intermediary may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Seller, the Originator, the Servicer, the Trustee, the Backup Servicer, the Custodian, the Securities Intermediary and the Lockbox bank (the “Agreement”) as amended on June 19, 2019 (the “Amendment No. 1”), as further amended on Jun 5, 2020 (the “Amendment No. 2”), and as further amended on February 25, 2022 (the “Amendment No. 3”); and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 13.01(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.
AMENDMENT

Section 1.1    Amendment.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

Section 1.2         Representations and Warranties.

Each of the Issuer, Originator, the Servicer and the Backup Servicer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)    This Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)          no Rapid Amortization Event or Event of Default exists as of the date hereof (the “Amendment Effective Date”) and will result from this Amendment, both immediately before and after giving effect to this Amendment; and

(c)         all representations and warranties of the Originator, the Servicer and the Backup Servicer contained in this Amendment, Article III of the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date.

Each of the Seller, the Trustee, the Custodian, the Lockbox Bank, and the Securities Intermediary with respect to itself, represents and warrants as of the date of this Amendment that this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity.

ARTICLE II.
MISCELLANEOUS

Section 2.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2    Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3    Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4    Counterparts. This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Section 2.5    Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6    Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) each party hereto shall have delivered an executed signature page hereto to the Trustee, (ii) the Trustee has received the consent of the Majority Noteholders and (iii) the Rating Agency Condition has been satisfied.

Section 2.7    GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8    Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

HORIZON FUNDING I, LLC, as the Issuer

By:	/s/Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Manager

HORIZON SECURED LOAN FUND I LLC, as the Originator and as the Seller

By:	/s/Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Manager

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By:	/s/Daniel R. Trolio
Name:	Daniel R. Trolio
Title:	Executive Senior Vice President, Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but as the Trustee

By:	/s/Eric Ott
Name:	Eric Ott
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Securities Intermediary

By:	/s/Eric Ott
Name:	Eric Ott
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Custodian

By:	/s/Samantha Howe
Name:	Samantha Howe
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer

By:	/s/Eric Ott
Name:	Eric Ott
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Lockbox Bank

By:	/s/Eric Ott
Name:	Eric Ott
Title:	Vice President

Acknowledged and agreed:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser
By: NYL Investors LLC, its Investment Manager

By:	/s/Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY, as initial purchaser

By:	/s/Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as initial purchaser
By: NYL Investors LLC, its Investment Manager

By:	/s/Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as initial purchaser
By: NYL Investors LLC, its Investment Manager

By:	/s/Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1st, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as Initial Purchaser

By: New York Life Insurance Company, its attorney-in-fact

By:	/s/Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT, dated as of June 1, 2018, is by and among:

(1)	HORIZON FUNDING I, LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Issuer”);

(2)

HORIZON SECURED LOAN FUND I LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Fund”), as the seller (together with its successors and assigns, in such capacity, the “Seller”), and as the originator (together with its successors and assigns, in such capacity, the “Originator”);

(3)

HORIZON TECHNOLOGY FINANCE CORPORATION, a corporation created and existing under the laws of the State of Delaware (together with its successors and assigns, the “BDC”), as the servicer (together with its successors and assigns, in such capacity, the “Servicer”); and

(4)

U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, “U.S. Bank”), not in its individual capacity but as the indenture trustee (together with its successors and assigns, in such capacity, the “Trustee”), not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”), not in its individual capacity but as the custodian (together with its successors and assigns in such capacity, the “Custodian”), not in its individual capacity but as the lockbox bank (together with its successors and assigns in such capacity, the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (together with its successors and assigns, in such capacity, the “Securities Intermediary”).

RECITALS

WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

WHEREAS, on the Closing Date, the Originator will sell, convey and assign all its right, title and interest in the Initial Loan Assets and certain other assets to the Issuer as provided herein;

WHEREAS, on each Transfer Date, the Originator may sell, convey and assign all its right, title and interest in Subsequent Loan Assets and/or Substitute Loan Assets, as applicable, and certain other assets to the Issuer as provided herein;

WHEREAS, it is a condition to the Issuer’s acquisition of the Initial Loan Assets and any Subsequent Loan Assets and Substitute Loan Assets from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Issuer;

WHEREAS, the Issuer is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof;

WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Issuer pursuant to the terms hereof; and

WHEREAS, the Backup Servicer is willing to provide backup servicing for all such Loan Assets.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended.

“2023 Amendment Date” means May 24, 2023.

“Adjusted Pool Balance” means, as of any date of determination, the Aggregate Outstanding Loan Balance minus (a) the Excess Concentration Amounts and (b) the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans), Defaulted Loans and Ineligible Loans required to be repurchased by the Originator pursuant to Section 11.01, in each case, as of such date of determination and only to the extent not included in the Excess Concentration Amounts determined in clause (a).

“Administrative Expenses” means fees and expenses (excluding amounts related to indemnification) due or accrued with respect to any Payment Date and payable by the Issuer in the following order of priority:

(a)    to any Person in respect of any governmental fee, charge or tax in relation to the Issuer;

(b)    to the Trustee, the Custodian and the Lockbox Bank, (i) the Trustee Fee, (ii) any fees of the Custodian and the Lockbox Bank and any additional fees, expenses or other amounts not to exceed $280,000 for any 12-month period and (iii) if a Successor Servicer is being appointed, any Servicing Transfer Costs incurred by the Trustee;

(c)    to the Backup Servicer, (i) the Backup Servicer Fee and (ii) any additional fees, expenses or other amounts not to exceed $20,000 for any 12-month period;

2

ownership of, or control by, a common owner which is a financial institution, fund or other investment vehicle which is in the business of making diversified investments including investments independent from the Loans. For the purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 25% or more of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

“Agented Loan” means, with respect to any Loan, (a) the Loan is originated or purchased by the Originator in accordance with the Operating Guidelines as a part of a syndicated loan transaction that has been fully consummated prior to such Loan becoming part of the Collateral, (b) the Issuer, as assignee of the Loan, has all of the rights (including without limitation voting rights) of the Originator with respect to such Loan and the Originator’s right, title and interest in and to the Related Property, (c) the Loan is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s notes of equal priority issued in such syndicated loan transaction and (d) the Originator (or a wholly owned subsidiary of the Originator) is the lead agent or collateral agent for all lenders in such syndicated loan transaction and receives payment directly from the Obligor and may collect such payments on behalf of such lenders.

“Aggregate Outstanding Loan Balance” means, as of any date, the sum of the Outstanding Loan Balance for each Loan owned by the Issuer, as adjusted by the Principal Pricing Resets.

“Aggregate Outstanding Note Balance” means, as of any date of determination, the sum of the Outstanding Note Balances of the Notes on such date.

“Agreement” means this Sale and Servicing Agreement, as amended, modified, waived, supplemented or restated from time to time in accordance with the terms hereof.

“Amendment Date” means June 5, 2020.

“Amortization Period” means the period commencing on the earlier of (i) the Investment Period Termination Date and (ii) the date of an Investment Period Termination Event, and ending on the date the Aggregate Outstanding Note Balance and all related obligations have been reduced to zero.

“Applicable Law” means, for any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Interest Amount”  means, for each Interest Period, the sum of (A) product of (i) the Interest Rate for each day during such Interest Period, (ii) the Aggregate Outstanding Note Balance on such day (giving effect to Advances funded and Investment Period Principal Distribution Amounts applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Interest Collections” means the aggregate of:

(a)        amounts deposited into the Collection Account in respect of:

(i)  all payments received on or after the Cutoff Date on account of interest on the Initial Loans (including Finance Charges and fees) and all late payment, default and waiver charges;

(ii) all payments received on or after the Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of interest of such Loans (including Finance Charges and fees) and all late payment, default and waiver charges; and

(iii) the interest portion of any amounts received (x) in connection with the purchase or repurchase of any Loan and (y) as Scheduled Payment Advances (if any); plus

(b)    investment earnings on funds invested in Permitted Investments in the Collection Account; minus

(c)    the amount of any losses incurred in connection with investments in Permitted Investments in the Collection Account.

“Interest Period” means, with respect to (i) the first Payment Date, the period from and including the Amendment Date to but excluding July 10, 2020, (ii) any Payment Date thereafter other than the Legal Final Payment Date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the 10th day of the calendar month in which such Payment Date occurs and (iii) the Legal Final Payment Date or any other date on which the full principal amount of the Notes are paid in full, including any redemption date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

~~“Interest Rate” means~~

~~(a)~~ “Interest Rate” means for all Advances after the ~~Upsize~~2023 Amendment Date, ~~but prior to the Upsize Event~~ the greater of (i) 4.60% and (ii) the Pricing Benchmark plus ~~3.55~~3.50%; provided that on any Advance Date, the Interest Rate will be reset as (A) the sum of (1) the Interest Rate multiplied by the Aggregate Outstanding Note Balance, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Interest Rate calculated on such Advance Date multiplied by the principal amount of the Advance made on such

Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance taking into account the Advance made on such Advance Date~~;~~.

~~(b)    upon the occurrence of an Upsize Event, for the portion of an Advance which when added to the Aggregate Outstanding Note Balance in effect immediately prior to such Advance Date equals $100,000,000, the greater of (i) 4.60% and (ii) the Pricing Benchmark plus 3.55%;~~

~~(c)    for all Advances after an Upsize Event, the Pricing Benchmark plus 3.00%; provided that on any Advance Date, the Interest Rate will be reset as (A) the sum of (1) the Interest Rate multiplied by the Aggregate Outstanding Note Balance, in each case, in effect immediately prior to such Advance Date and (2) the Interest Rate calculated on such Advance Date multiplied by the principal amount of the Advance made on such Advance Date, divided by (B) the Aggregate Outstanding Note Balance taking into account the Advance made on such Advance Date.~~

“Interest Shortfall” means, with respect to the Notes and any Payment Date, as applicable, an amount equal to the excess, if any, of (a) the related Interest Amount over (b) the amount of interest actually paid to the Notes on such Payment Date.

“Investment Period” means the period commencing on the Amendment Date and ending on the Investment Period Termination Date.

“Investment Period Principal Distribution Amount” means the amount determined by the Servicer pursuant to Section 5.16 that will be paid to the Noteholders during the Investment Period as a payment of principal.

“Investment Period Termination Date” means the earliest to occur of (i) June 5, ~~2023~~2024, or such later date as may be mutually agreed by the Noteholders and the Fund with Rating Agency Confirmation, (ii) the date on which an Investment Period Termination Event has occurred or (iii) the Portfolio Profile Milestone Test Date, if the Loans do not satisfy the Portfolio Profile Milestone Criteria as of such date, unless waived by the Majority Noteholders.

“Investment Period Termination Event” means (i) the Aggregate Outstanding Loan Balance of all Defaulted Loans minus the Liquidation Proceeds divided by the original Aggregate Outstanding Loan Balance of all Loans exceeds 8% from the Amendment Date, or (ii) the occurrence of a Rapid Amortization Event.

“Issuer” has the meaning provided in the Preamble.

“Issuer LLC Agreement” means that certain amended and restated limited liability company agreement dated June 1, 2018 as may be amended from time to time.

“Legal Final Payment Date” means the Payment Date occurring in June ~~2028~~2029.

“Lien” means any pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any

(d)    substitutes, alters or releases the Underlying Notes related to such Loan, and such substitution, alteration or release, individually or in the aggregate and as determined with reasonable discretion, materially and adversely affects the value of such Loan; or

(e)    waives any other material requirement under such Underlying Loan Agreement;

provided that no Material Modification may extend the maturity of any Loan beyond the Legal Final Payment Date

“Monthly Report” shall have the meaning provided in Section 9.01.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Nonrecoverable Advance” means any Scheduled Payment Advance or Servicing Advance, as applicable, previously made in respect of a Loan or any Related Property that, as determined by the Servicer in its reasonable, good faith judgment, will not be ultimately recoverable from subsequent payments or collections with respect to the applicable Loan including, without limitation, payments or reimbursements from the related Obligor, Insurance Proceeds or Liquidation Proceeds on or in respect of such Loan or Related Property.

“Note” means any one of the notes of the Issuer, executed and authenticated in accordance with the Indenture.

“Note Funding Agreement” means that certain ~~Second~~Third Amended and Restated Note Funding Agreement, dated as of the ~~Upsize~~2023 Amendment Date, between the Issuer and the Initial Purchasers, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Note Register” shall have the meaning provided in Section 4.02(a) of the Indenture.

“Noteholder” or “Holder” means each Person in whose name a Note is registered in the Note Register; provided that an Owner of a Note shall be deemed a Holder of such Note as provided in Section 13.13.

“Noteless Loan” means any Loan that, pursuant to the terms of the related credit agreement (or equivalent document), is not evidenced by a promissory note.

“Notice of Substitution” shall have the meaning provided in Section 2.07.

“Obligor” means, with respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof, but excluding, in each case, any such Person that is an obligor or guarantor that is in addition to the primary obligors or guarantors with respect to the assets, cash flows or credit of which the related Loan is principally underwritten.

any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

“Portfolio Profile Milestone Test Date” means, each of (i) the last day of the Collection Period for the Payment Date occurring in June 2021 and (ii) the last day of the Collection Period for the Payment Date occurring in June 2022.

“Predecessor Servicer Work Product” shall have the meaning provided in Section 8.03(e).

“Prepayments” means any and all (a) prepayments, including prepayment premiums, on or with respect to a Loan (including, with respect to any Loan and any Collection Period, any Scheduled Payment, Finance Charge or portion thereof that is due in a subsequent Collection Period that the Servicer has received and expressly permitted the related Obligor to make in advance of its scheduled due date, and that will be applied to such Scheduled Payment on such due date), (b) Liquidation Proceeds, and (c) Insurance Proceeds.

“Pricing Benchmark” means with respect to any Advance Date, the ~~Three Year USD mid market swap rate as mutually agreed by the Servicer and the Noteholders at 11:00 A.M. New York City time on the Business Day immediately preceding such Advance Date.~~yield determined by the Issuer in accordance with the following two paragraphs.

The Pricing Benchmark shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day immediately preceding the Advance Date based upon the yield for the most recent day that appears after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Pricing Benchmark, the Issuer shall select the yield for the Treasury constant maturity 3-year on H.15.

If on the third business day preceding the Advance Date H.15 TCM is no longer published, the Issuer shall calculate the Pricing Benchmark based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Advance Date of the 3-year United States Treasury. In determining the Pricing Benchmark in accordance with the terms of this paragraph, the semi-annual yield to maturity of the 3-year United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of the 3-year United States Treasury security, and rounded to three decimal places.

The Issuer shall provide notice to the Noteholders no later than one business day immediately preceding the Advance Date of the relevant Pricing Benchmark.

None of the Trustee, Securities Intermediary, Custodian or Back-up Servicer shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of the Pricing Benchmark, (ii) to select, determine or designate any alternative reference rate or Pricing

Benchmark, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any adjustment to the Pricing Benchmark, or other modifier to any replacement or successor index, or (iv) to determine whether or what amendments are necessary or advisable, if any, in connection with any of the foregoing.

None of the Trustee, Securities Intermediary, Custodian or Back-up Servicer shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the Pricing Benchmark and the absence of a designated replacement Pricing Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

“Principal Collections” means amounts deposited into the Collection Account in respect of payments received on or after the Cutoff Date in the case of the Initial Loans and the applicable Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of principal of the Loans, including (without duplication):

(a)         the principal portion of:

(i)    any Scheduled Payments and Prepayments; and

(ii)    any amounts received (1) in connection with the purchase or repurchase of any Loan (other than interest on Loans accrued to the date of purchase) and (2) as Scheduled Payment Advances (if any);

(b)         all Curtailments;

(c)         all Liquidation Proceeds;

(c)         Insurance Proceeds (other than amounts to be applied to the restoration or repair of the Related Property, or released or to be released to the Obligor or others);

(d)         all Sale Proceeds;

(e)         all other amounts not specifically included in Interest Collections; and

(f)         all payments received related to the exercise of any warrant under the Underlying Loan Agreement;

provided that with respect to a Defaulted Loan, all payments made by an Obligor shall be deemed to be in respect of Principal Proceeds until the Outstanding Loan Balance of such Defaulted Loan has been paid in full.

“Principal Distribution Amount” means, for any Payment Date, an amount equal to the excess, if any, of the Aggregate Outstanding Note Balance over the Borrowing Base for such Payment Date.

“Principal Pricing Reset” means, prior to the Investment Period Termination Date, on each Payment Date, the Issuer shall reclassify an amount of the Aggregate Outstanding Note Balance equal to the Principal Pricing Reset Amount (or, in the event that the Principal Pricing Reset Amount exceeds the Aggregate Outstanding Note Balance, an amount equal to the Aggregate Outstanding Note Balance) as though it were an Advance bearing an interest rate equal to the greater of (i) 4.60% and (ii) the Pricing Benchmark plus 3.50% for the purposes of determining Interest Amounts on future Payment Dates and the Interest Rate.

“Principal Pricing Reset Amount” means, prior to the Investment Period Termination Date, on each Payment Date, the product of (1) the Principal Collections received during the Interest Period relevant to the Payment Date and (2) Aggregate Outstanding Note Balance divided by Adjusted Pool Balance.

“Principal Reinvestment Account” means the segregated account so designated and established and maintained pursuant to Section 7.01(b).

“Principal Reinvestment Account Allocation Amount” means the amount determined by the Servicer pursuant to Section 5.16 that is to be deposited into the Principal Reinvestment Account during the Investment Period.

“Priority of Payments” means, collectively, the payments made on each Payment Date in accordance with Section 7.05(a), Section 7.05(b) and Section 7.05(c), as applicable.

“Proceeds” means, with respect to any Collateral, whatever is receivable or received when such Collateral is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral and all “proceeds” as defined in the New York UCC.

“Qualified Institution” means (a) the corporate trust department of the Trustee, or (b) a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), that has a long term unsecured debt rating of at least “A3” from Moody’s, “A-” from S&P or the equivalent rating from DBRS Morningstar (if rated by DBRS Morningstar), and whose deposits are insured by the FDIC.

“Ramp-Up Period” means the period beginning on the Closing Date and ending at the earlier of (i) nine months from the Amendment Date or (ii) the time at which Eligible Loans equal or exceed $50,000,000.

“Rapid Amortization Event” shall mean the occurrence of any of the following:

(a)    the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans) exceeds 20% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period;